Exhibit 10.19(C)
Addendum 3 to Exhibit A
to
Technology License Agreement1
A.	Smart Core Technology.

Sonics Product: SonicsLX

B.	Payment Schedule.

Payment of License Fees for an unlimited number of SonicsLX designs during the Addendum No. 3 Term will be due and payable on acceptance of SonicsLX pursuant to Section G. The License Fee for the Term shall be [***].

If TI shall elect to extend the Addendum No. 3 Term as set forth in Section I, the License Fee shall be [***] for each additional year elected by TI. Such License Fee will be due and payable for each year on the anniversary date of this Addendum No. 3.

C.	Royalty Schedule.

[***]

D.	Maintenance.

Sonics will provide maintenance services, training and/or technical support described in Agreement Section 6.1 for SonicsLX, subject to payment by TI of Maintenance Fees for the maintenance periods shown below, and Support Fees, in accordance with Section 7.10.

Maintenance
Maintenance Term	Maintenance Fee US$	Optional or Required
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

The Maintenance Fees for Year 1 will be due and payable upon execution of this Addendum. Maintenance Fees for subsequent years, if elected by TI, shall be due and payable upon the anniversary date of this Addendum No. 3.

TI shall purchase [***] of technical support from Sonics for [***], due and payable upon execution of

[1]	[***]: Certain information in this document has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

this Addendum No. 3. Additional technical support can be purchased for [***] per [***] blocks. Onsite Support and/or training for the Sonics Product licensed under this Addendum No. 3 will be provided pursuant to Exhibit C of the Agreement at TI’s option.

E.	Transfer Materials. (as defined in Section 1.15)

Item	Name and Description	Format/Classification
Smart Core*	SonicsLX	Unencrypted RTL Code
Documentation	SonicsLX Reference Release Notes with installation instructions	(Sonics shall make all Documentation available on-line and/or secure FTP.) Limited Confidential Information Limited Confidential Information

*	Note: The Smart Core (above) shall be made available to TI in un-obfuscated, human-readable RTL Code to permit TI to make any modifications thereto as permitted in Section 5 of the Agreement.
Sonics shall deliver to TI at no additional cost that number of additional keys for SonicsLX that TI may request from time to time during the Addendum No. 3 Term and any extensions thereof.
F.	Design Specification.

SonicsLX Reference c0.5 and including the following right: [***]
G.	Acceptance Criteria.

The following acceptance criteria shall apply to the Smart Core Technology licensed under this Addendum: [***].

H.	List of Open Source Software Programs. (Reference Section 9.1.6)

Open Source Software Programs
Is there any potential
that this program
does expose RTL to
Item	Title of Open Source Software Program	contamination?
Yes or No
(Reference Section
9.1.6)
1
OVL (Open Verification Library) (This open source is disabled, but may be enabled by Sonics upon express written request of TI prior to generation of RTL for a Smart Core)
http://www.verificationlib.org
Disabled
2	TestBuilder http://www.testbuilder.net/license.html	No
3	SystemC http://www.systemc.org	No
4	LEF/DEF http://www.openeda.org	No
5	Python http://www.python.org	No
6	Tcl/Tk and BLT	No
7	Zlib	No
8	Gnu M4 It is covered under the GNU GENERAL PUBLIC LICENSE.	No
9	C/C++ runtime library	No

I.	Term of Addendum.

The term of this Addendum shall be three (3) years (the “Addendum No. 3 Term”). No later than ninety (90) days prior to the end of the Addendum No. 3 Term and any extension term thereto, the parties shall meet to discuss the extension of the Addendum No. 3 Term. TI shall have the right, by providing written notice to Sonics at any time prior to the end of the Addendum No. 3 Term, to extend the Addendum No. 3 Term by a period of one year. TI may exercise this right up to three times for a maximum of three additional one year terms. License Fees, Maintenance Fees and Support Fees for such extension terms shall be as set forth in Section B and Section D, respectively.

Notwithstanding the expiration of the Addendum No. 3 Term or any extension thereof, TI shall retain the right to manufacture and ship, royalty-free, any Device for which TI shall have (1) delivered to Sonics a Commencement Notice pursuant to Section J of this Addendum or (2) taped out the Device prior to the end of the Addendum No. 3 Term or any extension thereof, as demonstrated by (a) evidence that such taping out occurred and (b) reasonable proof that the failure to deliver a Commencement Notice was unintentional.

Despite termination of this Addendum, TI shall retain the following rights solely in support of TI’s manufacturing of a Device: the right to re-tape out to fix bugs in the Device, the right to modify a Device for yield improvement purposes, and the right to modify a Device for the purpose of moving the manufacturing of a Device from one fabrication facility to another. Notwithstanding the preceding sentence, under no circumstance shall TI be permitted to use SonicsLX to modify the Device after termination of this Addendum. If, after termination of this Addendum, TI modifies the Device utilizing TI’s SonicsMX license (including Sonics Studio (formerly Synapse Studio)), then such use and activity will become subject to the terms of the Agreement governing SonicsMX, including but not limited to payment of License Fees and Royalties therefor.

J.	Commencement Notices

During the Addendum No. 3 Term and any extension thereto, TI will deliver to Sonics a Commencement Notice upon the start of design or development of a semiconductor device incorporating the Smart Core referenced in this Addendum.
IN WITNESS WHEREOF, each of the Parties hereto has caused this Addendum 3 to Exhibit A to the Technology License Agreement “LIC#15635 between TI and Sonics to be executed in duplicate originals by its duly authorized officers or representatives.

Texas Instruments Incorporated	Sonics Inc.

By:	By:

Name:	Name:

Title:	Title:

Date:	Date: